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                                                                Exhibit 11(a)

                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and to the reference to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 6 to the Registration Statement of Schwab Annuity Portfolios on Form N-1A (Nos. 33-74534 and 811-8314) under the Securities Act of 1933, as amended.



                                                     ROPES & GRAY


Washington, D.C.
April 28, 1997


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